EXHIBIT 99.2


                         PRO FORMA FINANCIAL INFORMATION


         The following unaudited pro forma combined balance sheet and condensed statements of income present combined financial information for National Penn Bancshares, Inc. ("NPB") and Elverson National Bank ("ENB") assuming that NPB and ENB had been combined for each period presented on a pooling of interests accounting basis.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                             (Dollars in thousands)
                                   (unaudited)

                                                                 NPB          Elverson      Pro Forma          Combined
                                                             (Historical)   (Historical)   Adjustments         Pro-Forma
                                                             -----------    -----------    -----------        -----------
ASSETS
Cash and due from banks                                      $   46,574     $    8,450     $        0         $   55,024
Interest bearing deposits in banks                                3,527          7,250              0             10,777
                                                             ----------     ----------     ----------         ----------
    Total cash and cash equivalents                              50,101         15,700              0             65,801
Term funds sold                                                       0         15,000        (15,000)(1)              0
Trading account securities                                       21,589              0              0             21,589
Investment securities available for sale at market value        421,738        101,303              0            523,041
Loans, less allowance for loan losses of
  $27,346 and $3,489, respectively                            1,220,673        184,299              0          1,404,972
Premises and equipment, net                                      19,248          4,359              0             23,607
Accrued interest receivable                                      12,419          2,173              0             14,592
Investments, at equity                                            4,728              0              0              4,728
Bank-owned life insurance                                        41,604              0              0             41,604
Other assets                                                     19,494          1,820              0             21,314
                                                             ----------     ----------     ----------         ----------
    Total assets                                             $1,811,594     $  324,654     ($  15,000)        $2,121,248
                                                             ==========     ==========     ==========         ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Non-interest bearing deposits                                $  175,234     $   47,582              0         $  222,816
Interest bearing deposits                                     1,032,827        217,659              0          1,250,486
                                                             ----------     ----------     ----------         ----------
    Total deposits                                            1,208,061        265,241              0          1,473,302
Securities sold under repurchase agreements
  and federal funds purchased                                   160,864         13,722        (15,000)(1)        159,586
Short-term borrowings                                             4,058         15,074              0             19,132
Long-term borrowings                                            248,478            149              0            248,627
Guaranteed preferred beneficial interests in
  Company's subordinated debentures                              40,250              0              0             40,250
Accrued interest payable and other liabilities                   19,427          2,150              0             21,577
                                                             ----------     ----------     ----------         ----------
    Total liabilities                                         1,681,138        296,336        (15,000)         1,962,474
Shareholders' equity
  Preferred  stock                                                    0              0              0                  0
  Common stock, no stated par value                              93,360          3,253         17,681 (2)        114,294
  Additional paid-in capital                                          0         17,681        (17,681)(2)              0
  Retained earnings                                              28,013          6,914              0             34,927
  Accumulated other comprehensive income                          9,083            470              0              9,553
                                                             ----------     ----------     ----------         ----------
    Total shareholders' equity                                  130,456         28,318              0            158,774
                                                             ----------     ----------     ----------         ----------
    Total liabilities and shareholders' equity               $1,811,594     $  324,654     ($  15,000)        $2,121,248
                                                             ==========     ==========     ==========         ==========

--------------------
(1)  Pro forma adjustment to eliminate federal funds transaction.
(2)  Pro forma adjustment to reflect no par value common stock.
(3) Historical and pro-forma common stock outstanding as of December 31, 1998 were as follows:

                                                                 NPB         Elverson      Adjustments         Pro-Forma
                                                             ----------     ----------     -----------        ----------

NPB common stock (historical)                                13,168,058            ---            ---         13,168,058
Elverson common stock (historical)                                  ---      2,602,117     (2,602,117)               ---
  Elverson common stock outstanding times
    Exchange Ratio                              1.46875             ---            ---      3,821,564 (4)      3,821,564
                                               --------      ----------     ----------     ----------         ----------
Total common stock outstanding                                                                                16,989,622
                                                                                                              ==========

(4) Excludes 295 fractional shares paid in cash

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                        FOR YEAR ENDED DECEMBER 31, 1998
                  (Dollars in thousands, except per share data)
                                   (unaudited)

                                                        NPB          Elverson        Pro Forma           Combined
                                                   (Historical)(1) (Historical)(1)  Adjustments         Pro-Forma
                                                   -----------     -----------     ------------        -----------
Interest income                                    $   131,910     $    22,409     ($      238)(2)     $   154,081
Interest expense                                        67,002           9,843            (238)(2)          76,607
                                                   -----------     -----------     -----------         -----------

Net interest income                                     64,908          12,566               0              77,474
Provision for loan and lease losses                      5,100             860               0               5,960
                                                   -----------     -----------     -----------         -----------
Net interest income after
  provision for loan and lease losses                   59,808          11,706               0              71,514

Other income                                            16,997           1,724               0              18,721

Other expense                                           51,283           9,949               0              61,232
                                                   -----------     -----------     -----------         -----------

Income before income taxes                              25,522           3,481               0              29,003
Income taxes                                             5,039           1,046               0               6,085
                                                   -----------     -----------     -----------         -----------

Net income                                         $    20,483     $     2,435     $         0         $    22,918
                                                   ===========     ===========     ===========         ===========

Per share data:
Net Income per share of common stock - basic       $      1.55     $      0.94                         $      1.35
Net Income per share of common stock - diluted     $      1.52     $      0.94                         $      1.32

Average shares outstanding - basic                  13,177,765       2,593,720       1,215,806 (3)      16,987,291
Average shares outstanding - diluted                13,495,212       2,603,690       1,220,480 (3)      17,319,382

-------------------------------
(1) Merger expenses are included in the historical information for NPB and Elverson.
(2)  Pro forma adjustment to eliminate interest on federal funds transaction.
(3)  Additional NPB shares issued using exchange ratio of 1.46875

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                        FOR YEAR ENDED DECEMBER 31, 1997
                  (Dollars in thousands, except per share data)
                                   (unaudited)

                                                       NPB             Elverson        Pro Forma            Combined
                                                   (Historical)      (Historical)     Adjustments (1)      Pro-Forma
                                                    -----------      -----------      -----------         -----------
Interest income                                     $   119,027      $    20,477      $         0         $   139,504
Interest expense                                         54,620            8,627                0              63,247
                                                    -----------      -----------      -----------         -----------

Net interest income                                      64,407           11,850                0              76,257
Provision for loan and lease losses                       4,575              988                0               5,563
                                                    -----------      -----------      -----------         -----------
Net interest income after
  provision for loan and lease losses                    59,832           10,862                0              70,694

Other income                                             12,082            1,532                0              13,614

Other expense                                            46,147            8,270                0              54,417
                                                    -----------      -----------      -----------         -----------

Income before income taxes                               25,767            4,124                0              29,891
Income taxes                                              7,151            1,193                0               8,344
                                                    -----------      -----------      -----------         -----------

Net income                                          $    18,616      $     2,931      $         0         $    21,547
                                                    ===========      ===========      ===========         ===========

Per share data:
Net Income per share of common stock - basic        $      1.40      $      1.14                          $      1.26
Net Income per share of common stock - diluted      $      1.37      $      1.14                          $      1.24

Average shares outstanding - basic                   13,339,318        2,570,642        1,204,988(2)       17,114,948
Average shares outstanding - diluted                 13,628,447        2,572,672        1,205,940(2)       17,407,059

---------------------------
(1)  No pro forma adjustments were made for Merger expenses.
(2)  Additional NPB shares issued using exchange ratio of 1.46875

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                        FOR YEAR ENDED DECEMBER 31, 1996
                  (Dollars in thousands, except per share data)
                                   (unaudited)

                                                         NPB          Elverson         Pro Forma           Combined
                                                    (Historical)    (Historical)      Adjustments (1)      Pro-Forma
                                                    -----------     ------------      -----------         -----------
Interest income                                     $   106,558      $    18,113      $         0         $   124,671
Interest expense                                         46,018            7,896                0              53,914
                                                    -----------      -----------      -----------         -----------

Net interest income                                      60,540           10,217                0              70,757
Provision for loan and lease losses                       3,900              600                0               4,500
                                                    -----------      -----------      -----------         -----------
Net interest income after
  provision for loan and lease losses                    56,640            9,617                0              66,257

Other income                                              9,088            1,065                0              10,153

Other expense                                            41,258            7,332                0              48,590
                                                    -----------      -----------      -----------         -----------

Income before income taxes                               24,470            3,350                0              27,820
Income taxes                                              7,548              983                0               8,531
                                                    -----------      -----------      -----------         -----------

Net income                                          $    16,922      $     2,367      $         0         $    19,289
                                                    ===========      ===========      ===========         ===========


Per share data:
Net Income per share of common stock - basic        $      1.27      $      0.93                          $      1.13
Net Income per share of common stock - diluted      $      1.25      $      0.93                          $      1.12

Average shares outstanding - basic                   13,349,418        2,543,915        1,192,460(2)       17,085,793
Average shares outstanding - diluted                 13,486,766        2,544,048        1,192,523(2)       17,223,337

---------------------------
(1)  No pro forma adjustments were made for Merger expenses.
(2)  Additional NPB shares issued using exchange ratio of 1.46875